NOTE: Information in this document marked with an "[*]" has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                   Exhibit 10.41

                           MASTER SERVICES AGREEMENT

     This Master Agreement ("AGREEMENT") made this 9th day of July 2001 by and between Introgen Therapeutics, Inc., with its principal executive offices located at 301 at Congress Avenue, Suite 1850, Austin, Texas 78701, USA ("SPONSOR"), and PPD Development, LLC, a Texas limited liability company with its principal executive offices located at 3151 17th Street Extension, Wilmington, North Carolina 28412, USA along with its affiliate PPD Global Ltd (collectively "PPD").

     WHEREAS, Sponsor is engaged in the development, manufacture, distribution, and sale of pharmaceutical product; and

     WHEREAS, PPD is a contract research organization engaged in the business of managing clinical research programs; and

     WHEREAS, Sponsor may wish to retain the services of PPD from time to time to perform clinical research services in connection with certain clinical research programs Sponsor is conducting (individually, "STUDY") as more fully set forth in various project specific addenda to be attached to this Agreement and incorporated herein by reference ("PROJECT ADDENDA"), which Study Sponsor intends to submit to the United States Food and Drug Administration ("FDA") and other international regulatory authorities as part of a marketing approval application; and

     WHEREAS, PPD is willing to provide such services to Sponsor in accordance with the terms and conditions of this Agreement and attached Project Addenda.

     NOW, THEREFORE, for good valuable consideration contained herein, the exchange, receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.   PROJECT ADDENDA.
     ----------------

     1.1 In the event that the parties hereto shall reach agreement with respect to a particular project (a "PROJECT") in connection with a Study, a Project Addendum for said Project shall be attached and incorporated into this Agreement, and the two shall collectively, independent from other Project Addenda, constitute the entire agreement for the specific Project. At a minimum, the Project Addenda for each Project shall include schedules that describe each of the following:

     (a) - Scope of services and deliverables to be provided by PPD
           ("SERVICES");
     (b) - Milestones for the Services ("MILESTONES");
     (c) - Budget for the PPD's provision of Services ("PROJECT BUDGET"); and
     (d) - Payment schedule for the Services ("PAYMENT SCHEDULE").

     1.2 No Project Addendum shall be attached to this Agreement without first being executed by the parties hereto. To the extent any terms set forth in a Project Addendum shall conflict with the terms set forth in this Agreement, the terms of this Agreement shall control, unless the


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                                                       Master Services Agreement
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conflicting terms in this Agreement are specifically referenced in the Project
Addendum and stated to be superceded.

2.   SERVICES.
     ---------

     2.1 PPD hereby agrees to provide to Sponsor the Services described in each Project Addendum attached to this Agreement. In performing the Services, PPD shall comply with the terms of this Agreement, the applicable Project Addendum (including the Protocol described), the written instructions of Sponsor, standard operating procedures approved by Sponsor, relevant professional standards and all applicable laws, rules and regulations, including, but not limited to, the Federal Food, Drug and Cosmetic Act and the regulations and guidelines promulgated pursuant thereto for the conduct of Clinical Trials used to support marketing approval for pharmaceutical products.

     2.2 In the event that PPD is requested or required to perform services and/or deliverables for a Project beyond those that are specifically set forth in the pertinent Project Addendum's description of Services, any such additional services and/or deliverables, and the milestones, project budget and payment schedule therefor, must be mutually agreed upon by the parties in writing prior to the provision of said services and deliverables. Said mutually agreed upon writing shall be an amendment to the pertinent Project Addendum. The services and deliverables, and the corresponding milestones, project budget and payment schedule set forth in that amendment shall be deemed to be included within the Services, Milestones, Project Budget and Payment Schedule for the pertinent Project Addendum.

3    COMPENSATION AND PAYMENT.
     -------------------------

     3.1 The Project Budget set forth in each Project Addendum shall be fully transparent and include all planned activities and all planned costs for the applicable Project. For each Project, Sponsor need not pay for any costs-nor reimburse PPD for any out-of-pocket expenses-other than those set forth in the applicable Project Budget, unless the parties otherwise agree in writing.

     3.2 Except as otherwise provided in an applicable Payment Schedule, PPD shall, on a monthly basis, submit to Sponsor invoices for each Project Addendum describing the Milestones successfully performed by PPD during the preceding month. Sponsor shall pay said invoices within thirty (30) days of receipt, subject to Section 3.4.

     3.3 Travel and other out-of-pocket expenses that PPD reasonably incurs in connection with its performance of Services and that are provided for in an applicable Project Budget shall be reimbursed by Sponsor within thirty (30) days of Sponsor's receipt of PPD's invoice, subject to Section 3.4 and the following:

          (a) PPD's invoice shall include an itemized statement listing all such expenses, together with any appropriate supporting documentation therefor.

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                                                                          Page 2

                                                       Master Services Agreement
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           (b)  In situations where expenses incurred by PPD may also be allocated to PPD's other customers (e.g., a site visit to an institution participating in a Study and a clinical study sponsored by one or more of PPD's other customers), PPD shall invoice Sponsor for only its equitable portion of such expenses. Whenever possible, PPD shall manage its activities on behalf of Sponsor and its other customers in such a fashion as to maximize the opportunity for the sharing of expenses.

           (c) In order to receive reimbursement for any out-of-pocket expenses, PPD must provide a copy of a written receipt of any expense of [*] or more. Specific prior approval shall be obtained for any expense of [*] or more. PPD will not be asked to initiate work before such approval is given. PPD will conform to PPD's Travel Policy.

           (d) It is expressly understood that all out-of-pocket expenses shall not have profit, overhead or general administration factors applied to them and shall be separately accounted for by PPD. Any savings due to under-spending in Investigator grants or laboratory charges may not be applied to labor or other out-of-pocket costs without the prior written approval of Sponsor. As used in this Agreement, "INVESTIGATOR" means a licensed health-care professional who PPD or Sponsor engages to conduct a Study. PPD will not make investigator payments on behalf of the Sponsor until such payment is first received from the Sponsor.

     3.4 Sponsor need not pay for any portion of an invoice that contains disputed amounts. Any disagreement between Sponsor and PPD regarding Services performed or expenses incurred by PPD and specified on an invoice must be resolved in full before that portion of the invoice shall be paid by Sponsor. Sponsor need not pay for any time or expense incurred by PPD in reconciling invoices. In the event of a dispute regarding an invoice, Sponsor shall pay the undisputed portion and the parties shall negotiate in good faith in an effort to resolve promptly such dispute. In no event shall Sponsor be obligated to pay any invoices which are received more than one hundred and twenty (120) days after completion or termination of the Project. Sponsor should contact PPD ten
(10) days after receiving an invoice with any disputes to allow resolution and prompt payment.

     3.5  Payments to PPD shall be made to:

          PPD Development, LLC
          P.O. Box 75468
          Charlotte, NC 28275-5468
          Tax ID# 74-2325267

     3.6 Taxes (and any penalties thereon) imposed on any payment made by Sponsor to PPD shall be the responsibility of PPD.

     3.7 Sponsor, or its auditors, may audit any financial records of PPD associated with this Agreement upon 48 hours notice until two years after the expiration or termination of this Agreement. Such records may include, invoices from third parties, contracts with third parties and payments relating to the project or Study. To the extent such records are not separable from other customer records, PPD shall grant reasonable access to the record to an independent auditor

---------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                                                          Page 3

                                                       Master Services Agreement
--------------------------------------------------------------------------------

selected by Sponsor. In no event shall such auditors be entitled to disclose to Sponsor any information relating to projects for PPD's other customers. In the event it is determined that PPD has overcharged Sponsor for any out-of-pocket expenses, PPD shall promptly reimburse Sponsor for the amount of such overcharge and, if such overcharge represents more than five percent (5%) of the out-of-pocket expenses for a particular Project, pay Sponsor's reasonable fees and expenses incurred in connection with such audit.

4.   PROJECT MANAGEMENT.
     ------------------

     4.1 PERFORMANCE METRICS. PPD understands that the Studies described in the Project Addenda are pivotal studies for Sponsor and will be filed by Sponsor as part of a marketing application to worldwide regulatory authorities, including the U.S. FDA, and, therefore, Sponsor has established particular timeframes for filing marketing applications to various regulatory authorities. PPD shall exercise all reasonable efforts to meet said established timelines. Accordingly, for any particular Study, in the event PPD's services do not conform to its obligations set forth in the Study contract, PPD shall be obligated to reperform the non-conforming services at no cost to Sponsor. In the event reperformance does not cure the non-conforming services within 30 days of written notice of the non-conformance, PPD shall not be entitled to compensation for the non-conforming services.

     4.2 MUTUALLY ACCEPTABLE SOLUTION. In the event a particular Project or Study falls behind schedule, PPD shall propose, and the parties shall endeavor to agree upon, a mutually acceptable solution to bring the Project or Study back onto schedule or to take whatever other action is required to remedy the problem. Sponsor will not be responsible for reimbursing PPD for any costs or expenses incurred in accordance with this Article 4 unless such delay is a product of Force Majeure or Sponsor delay. For the avoidance of doubt, nothing in this Article 4 is intended to limit or prevent Sponsor from exercising its rights under Section 4.1 (Performance Metrics) or Article 6 (Term and Termination of Agreement) hereof.

5.   TRANSFER OF OBLIGATIONS.
     -----------------------

     This Agreement contemplates that Sponsor will transfer various regulator responsibilities to PPD, as defined by a Project Addendum. PPD agrees to accept the transferred responsibilities and agrees to carry out diligently all transferred obligations. Pursuant to 21 CFR section 312.52, or other applicable regulatory law, rules or regulation, Sponsor and PPD shall cooperate in the completion of a Transfer of Obligations Form in conjunction with each Project Addendum. Any responsibilities not specifically transferred by Sponsor in the Transfer of Obligations Form or similar document with the FDA, where appropriate, or as required by law or regulation, shall remain the responsibility of Sponsor.

6.   TERM AND TERMINATION.
     --------------------

     6.1 The term of this Agreement shall commence as of the date hereof and, unless earlier terminated in accordance with this Section 6, continue for [*] years from the commencement date; Project Addenda executed under this Agreement prior to this Agreement's termination shall continue

---------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                                                          Page 4

                                                       Master Services Agreement
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uninterrupted under the terms and conditions of this Agreement unless the
Project Addenda are otherwise terminated as provided herein."


     6.2 This Agreement and any Project Addendum may be terminated with or without cause by Sponsor upon thirty (30) days prior written notice. Sponsor may also, without terminating this Agreement or the applicable Project Addendum, elect to assume responsibility for managing and monitoring all or any portion of a Project or Study (in which case, the Project Budget for the Services, and the Payment Schedule for the various Milestones shall be reduced accordingly).

     6.3 If either party materially defaults under this Agreement ("DEFAULTING PARTY"), the other ("NON-DEFAULTING PARTY") may give the Defaulting Party written notice of the default and elect to terminate this Agreement upon written notice to the Defaulting Party if, within thirty (30) days after delivery of the default notice by the Non-Defaulting Party, the Defaulting Party fails to resolve the default by (i) curing the default or beginning the cure of the default and diligently completing the cure of the default by the end of the aforementioned thirty (30) day time period, (ii) providing a written explanation reasonably satisfactory to the Non-Defaulting Party that a default has not occurred, or (iii) entering into a written agreement with the Non-Defaulting Party for the cure or other resolution of the default. The rights granted to the Non-Defaulting Party pursuant to this Section 6.3 shall be in addition to and not in substitution for any other remedies that may be available to such party. Except as otherwise expressly stated herein, termination shall not relieve the Defaulting Party from liability and damages to the other party for breach of this Agreement.

     6.4 This Agreement may be terminated by a party upon written notice to the other in the event that (i) the other party shall make an assignment for the benefit of its creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for it or a substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (ii) if there shall have been filed against the other party any such bona fide petition or application, or any such proceeding shall have been commenced against it, in which an order for relief is entered or which remains undismissed for a period of ninety (90) days or more; or (iii) if the other party by any act or omission shall indicate its consent to, approval of, or acquiescence in any such petition, application, or proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or any substantial part of its assets, or shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of ninety
(90) days or more. Termination shall be effective upon the date specified in such notice.

     6.5 Subject to the second sentence of Section 6.2, the termination of this Agreement by either party shall automatically terminate any and all Project Addenda, unless otherwise agreed.

     6.6 Upon termination of this Agreement or a Project Addendum pursuant to this Section 6, PPD shall cooperate with Sponsor to provide for an orderly wind-down and transfer of the data and work product provided by PPD hereunder.

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                                                                         Page 5

                                                       Master Services Agreement
--------------------------------------------------------------------------------

     6.7 The obligations of the parties contained in Articles 3, 6 and 7 through 25 hereof shall survive termination of this Agreement.

7.   PERSONNEL.
     ----------

     7.1 The Services with respect to each Project shall be performed by PPD under the direction of the person identified as the "PROJECT MANAGER" in the applicable Project Addendum or such other person acceptable to Sponsor as PPD may from time to time designate the Project Manager, such Sponsor acceptance to be in writing and not to be unreasonable withheld.

     7.2 PPD shall perform the Services with respect to each Project with highly qualified, trained and educated personnel knowledgeable in U.S. and international Good Clinical Practices (GCPs), applicable regulatory requirements, clinical project management, pharmaceutical drug development and, if possible, in Sponsor therapeutic areas and products. PPD is responsible for the training of its staff in order to maintain their knowledge to the state of the art. The costs for such training will be fully covered by PPD.

     7.3 Any "KEY PERSONNEL" described in a Project Addendum shall not - be removed from the relevant Project, nor shall the responsibilities of such Key Personnel be materially reduced or altered except where said Key Personnel has terminated employment with PPD, has been promoted, is out on medical leave, is otherwise physically unable to perform the required services or without the prior written consent of Sponsor, which consent shall not be unreasonably withheld.

     7.4 PPD shall terminate immediately the assignment of any PPD staff member working under this Agreement for reasonable cause identified by Sponsor.

     7.5 PPD shall not subcontract or assign any Services under a Project Addendum without the prior written consent of Sponsor.

     7.6 During the period in which a particular Project is being conducted, neither party shall recruit, hire or employ any personnel of the other who is material to the performance of the particular Project without the prior written consent of the other party.


8.   CONFIDENTIALITY.
     ----------------

     8.1 PPD agrees to treat any confidential or proprietary information obtained from Sponsor or generated or created by PPD as a direct and sole result of performing the Services under this Agreement (other than, unless specifically included in a Project Addendum, any PPD Property as defined in
Section 9.3)(to be referred to herein as the "CONFIDENTIAL INFORMATION"), as the confidential and exclusive property of Sponsor.

     8.2 PPD agrees that it will use the Confidential Information only to provide the Services and for no other purpose without the prior written consent of Sponsor. PPD agrees not to disclose any of the Confidential Information to any third party without first obtaining the written consent of Sponsor. PPD further agrees not to disclose the Confidential Information to any of its directors,


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                                                                          Page 6

                                                       Master Services Agreement
--------------------------------------------------------------------------------

officers, employees, agents, representatives and advisors other than those who have a need to know such information in order to perform Services and who are bound in writing by obligations of confidentially and non-use with respect to the Confidential Information at least as stringent as those provided in this Agreement.

     8.3 The above provisions of confidentiality shall not apply to that part of the Confidential Information which PPD is able to demonstrate by documentary evidence:

          (a) was in PPD's possession prior to receipt from Sponsor, as established by contemporaneous written records, or is developed independent from a Project; or

          (b) was in the public domain at the time of receipt from Sponsor; or

          (c) becomes part of the public domain without breach of confidentiality by PPD, its directors, officers, employees, agents, representatives or advisors; or

          (d) is lawfully received by PPD from some third party having a right of further disclosure.

     8.4 In the event that PPD is required by law to disclose any Confidential Information, PPD will, as soon as possible (and in any event prior to such disclosure), notify Sponsor of such requirement so that Sponsor may seek a protective order or other appropriate remedy, or in its sole discretion, waive compliance with this Section 8.4. In the event that no such protective order or other remedy is obtained, or in the event that Sponsor waives compliance with this Section 8.4, PPD will furnish only that portion of the Confidential Information which it is advised by counsel it is legally required to furnish and will exercise all reasonable efforts to obtain reasonable assurance that confidential treatment will be accorded the Confidential Information so furnished.

     8.5 PPD agrees that upon termination or expiration of this Agreement or, at Sponsor's request, it shall (and shall cause its directors, officers, employees, agents, representatives and advisors to) return to Sponsor all parts of the Confidential Information provided by Sponsor in documentary form and return or destroy any copies thereof made by PPD, its directors, officers, employees, agents or representatives. Notwithstanding the foregoing, PPD may retain copies of any such Confidential Information as is reasonably necessary for regulatory, insurance or business purposes, subject to the ongoing obligation to maintain the confidentiality of such information.

     8.6 PPD acknowledges that disclosure or distribution of the Confidential Information or use of the Confidential Information contrary to the terms of this Agreement may cause irreparable harm for which damages at law may not be an adequate remedy, and agrees that the provisions of this Agreement prohibiting disclosure or distribution of the Confidential Information or use contrary to the provisions hereof may be specifically enforced by a court of competent jurisdiction in addition to any and all other remedies available at law or in equity.

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                                                                          Page 7

                                                       Master Services Agreement
--------------------------------------------------------------------------------

     8.7 All Confidential Information containing personal data shall be handled in accordance with all applicable law, including, but not limited to the European Data Protection Directive [EC/95/46], Health Insurance Portability and Accountability Act and applicable implementing regulations.

9.   OWNERSHIP.
     ----------

     9.1 Neither anything contained herein nor the delivery of any information to a party shall be deemed to grant the receiving party any right or licenses under any patents or patent applications or to any know-how, technology or inventions of the disclosing party.

     9.2  Sponsor Property.

          (a) Inventions. Subject to Section 9.3 below, PPD shall disclose to Sponsor, hereby assigns to Sponsor, and shall continue to assign to Sponsor immediately upon creation during the term of this Agreement, all rights PPD or its directors, officers, employees, agents or representatives may have in any invention, technology, know-how or other intellectual property that is: (1) conceived of, made and/or reduced to practice in the course of performing work under this Agreement; or (2) specifically set forth as a deliverable under a Project Addendum (collectively, "INVENTIONS"). In addition, PPD agrees to assist Sponsor, at Sponsor's expense, in obtaining or extending protection therefor. Without limiting the foregoing, whenever requested to do so by Sponsor, PPD shall execute any and all applications, assignments, or other instruments, and give testimony which Sponsor shall deem necessary to apply for and maintain letters of patent of the United States or any other country or to protect otherwise Sponsor's interest in the Inventions.

          (b) Information. Subject to section 9.3 below, as between PPD and Sponsor, all budgets, bids, proposals, Protocols, coding dictionaries and other materials, documents, information, and programs of every kind and description supplied to PPD or Investigators by or on behalf of Sponsor, and, all materials, documents and information prepared or developed by PPD or Investigators in the course of performing the work provided for in this Agreement, shall be the sole and exclusive property of Sponsor, and upon request, PPD will provide Sponsor with all or any designated portion of such property, or copies thereof.

     9.3 PPD Property. It is acknowledged that PPD possesses certain inventions, processes, know-how, trade secrets, improvements, other intellectual properties and other assets, including but not limited to, data processes, technology, means or know-how developed by PPD which relate to data collection or data management and laboratory analyses, analytical methods, procedures and techniques, computer technical expertise and software (including codes) which have been independently developed without the benefit of any information provided by Sponsor (collective, "PPD Property"). Sponsor and PPD agree that any PPD Property or improvements thereto are the sole and exclusive property of PPD.


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                                                                          Page 8

                                                       Master Services Agreement
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     9.4  In furtherance of the limitations set forth in this Article 9, it is expressly understood that PPD will not use any materials provided by or on behalf of Sponsor in connection with the Project or Study for any purposes other than for fulfilling its obligations hereunder.


10.  PUBLICATION.
     ------------

          PPD may not publish any articles or make any presentations relating to the Services or referring to data, information or materials generated as part of the Services, in whole or in part, without the prior written consent of Sponsor.


11.  INDEMNIFICATION.
     ----------------

     11.1 Sponsor shall indemnify PPD, it directors, officers, employees, and affiliates ("PPD INDEMNITEES") for any and all damages, costs, expenses and other liabilities, including reasonable attorney's fees and court costs, incurred by PPD as a result of any claim, suit action, demand or judgment for personal injury (i) suffered by a patient participating in the Study as a result of the administration of the Study Drug in accordance with the Protocol provided to PPD by Sponsor, from protocol required procedures; or (ii) arising from or growing out of the negligence of Sponsor or the breach by it of this Agreement, or resulting from PPD following the written directive of Sponsor, provided in each case that such injury was not the result of the failure to administer the Study Drug in accordance with the Protocol or the negligence or willful misconduct of any PPD Indemnitee or their respective employees or agents. For the purpose of this Agreement, "STUDY DRUG" means any drug (in monotherapy or in combination) to be used in a Study, as described in the Protocol.

     11.2 PPD shall indemnify Sponsor, its directors, officers, and employees ("SPONSOR INDEMNITIES") for any and all damages, costs, expenses and other liabilities, including reasonable attorney's fees and court costs, incurred by Sponsor as a result of any claim, suit, action, demand or judgment arising from or growing out of (i) the negligence or willful misconduct of PPD or its employees or agents or the breach of any provision of this Agreement, or (ii) the claimed or alleged status of any employee or agent of PPD as an employee or agent of Sponsor, provided in each case that such claim, suit, action, demand or judgment was not the result of the negligence or willful misconduct of any Sponsor Indemnitee or their respective employees or agents.

     11.3 Any party liable to provide the indemnification hereunder shall be entitled, at its option, to control the defense and settlement of any claim on which it is liable, provided that the indemnifying party shall act reasonably and in good faith with respect to all matters relating to the settlement or disposition of the claim as the disposition or settlement relates to the party being indemnified. The indemnified party shall reasonably cooperate in the investigation, defense and settlement of any claim for which indemnification is sought hereunder and shall provide prompt notice of any such claim or reasonably expected claim to the indemnifying party. An Indemnified party shall have the right to retain its own separate legal counsel at its own expense.


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                                                                          Page 9
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                                                       Master Services Agreement
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12.  INSURANCE.
     ----------

     Each party will procure and maintain throughout the term of this Agreement Comprehensive or Commercial Form General Liability Insurance, and PPD will additionally procure and maintain throughout the term of this Agreement Professional Liability Insurance (contract liability included), or in each case an equivalent program of self insurance with limits not less than:

          (a) Combined Single Limit Per Occurrence - [*]
          (b) General and Professional Annual Aggregate - [*]

     Each party agrees to furnish the other, upon request, an original certificate of insurance reasonably acceptable to the other indicating the required coverage. Each party agrees that the insurance will not be canceled while this Agreement is in effect without thirty (30) days prior written notice to the other party. Should PPD at any time neglect or refuse to provide the insurance required herein, or should such insurance be canceled, Sponsor shall have the right to procure the same and the cost thereof shall be deducted from any compensation then due or thereafter to become due to PPD. PPD shall not commence work under this Agreement until the insurance required herein has been obtained.

13.  REPRESENTATION AND WARRANTIES
     -----------------------------

     13.1  PPD represents and warrants to Sponsor that:

           (a) it is authorized to enter into this Agreement, and that its execution, delivery and performance of this Agreement will not conflict with or constitute a default under any other agreement to which it is a party or by which its assets are bound; and

           (b) all aspects of PPD's facilities which may be used in the performance of any Services, including without limitation the databases to be used by PPD for the tracking, handling, recording, reporting and transmitting of data generated during the Projects and Studies have been fully verified and validated according to applicable industry standards.

           (c) It is not a party to any agreement that would prevent it from fulfilling its obligations under this Agreement and that, during the term of this Agreement, it will not enter into any agreement to provide services that would in any way prevent it from providing the Services contemplated under this Agreement.

     13.2 Sponsor represents and warrants to PPD that it is authorized to enter into this Agreement, and that its execution, delivery and performance of this Agreement will not conflict with or constitute a default under any other agreement to which it is a party or by which its assets are bound.

14.  INDEPENDENT CONTRACTOR RELATIONSHIP.
     ------------------------------------

---------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                                                         Page 10
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                                                       Master Services Agreement
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     The parties hereto are independent contractors and nothing contained in this Agreement shall be construed to place them in the relationship of partners, principal and agent, employer/employee or joint venturer. Both parties agree that neither party (including such party's employees, servants, agents or independent contractors) shall have power or right to bind or obligate the other party, nor shall either hold itself out as having such authority.

15.  PUBLICITY.
     ----------

     Except as required by law, neither party shall use the name of the other party nor of any employee of the other party in connection with any publicity without the prior written approval of the other party.

16.  FORCE MAJEURE.
     --------------

     Both parties to this Agreement shall be excused from the performance of their obligations under this Agreement if such performance is prevented by force majeure and the non-performing party promptly provides notice of the prevention to the other party. Such excuse shall be continued so long as the condition constituting force majeure continues and the non-performing party takes reasonable efforts to remove the condition. Any timelines affected by such force majeure shall be extended for a period equal to that of the delay and any affected Study Budgets shall be adjusted to reflect costs increases resulting from force majeure. For purposes of this Agreement, force majeure shall include conditions which are beyond the reasonable control of a party and which could not have been avoided by the exercise of reasonable diligence, including without limitation, an act of God, compliance with any regulation, law or order of any government, war, civil commotion, epidemic, or failure or default of public utilities.

17.  ACCESS TO SITES AND DATA.
     -------------------------

     17.1 PPD shall ensure that Sponsor's authorized representatives upon reasonable notice, and regulatory authorities to the extent permitted by law, may, during regular business hours, (i) examine and inspect the facilities of PPD or any Investigator site used in the Project and/or Study, and (ii) inspect and copy all data, documentation and work products relating to the Project and/or Study, including, without limitation, the medical records of any patient participating in the Project and/or Study. Sponsor's right to inspect and copy all data, documentation, and work products relating to the Project and Study shall survive any termination of this Agreement or the completion of the Project and Study for two years after PPD stops providing services hereunder, or such longer period as shall be required by law.

     17.2 Notwithstanding anything else in this Agreement to the contrary, PPD shall retain and preserve one (1) copy only of all records relating to the Project and Study for two (2) years after PPD stops providing services hereunder or such period as shall be required by law (such period being referred to herein as the "Retention Period"). At the end of such period, PPD may destroy all such material upon giving Sponsor written notice of its intent to do so at least sixty (60) days prior to destruction.


--------------------------------------------------------------------------------

                                                       Master Services Agreement
--------------------------------------------------------------------------------

18. REGULATORY COMPLIANCE AND INSPECTIONS.
    --------------------------------------

    Each party acknowledges that the other party may respond independently to any regulatory correspondence or inquiry in which such party or its affiliates is named. Each party, however, shall:

         (a) notify the other party promptly of any FDA or other governmental or regulatory inspection or inquiry concerning any Study or Project of Sponsor in which PPD is providing Services, including, but not limited to, inspection of investigational sites or laboratories;

         (b) forward to the other party copies of any correspondence from any regulatory or governmental agency relating to such a Study or Project, including, but not limited to, Form FD-483 notices, or warning letters, even if they do not specifically mention the other party; and

         (c) obtain the written consent of the other party, which will not unreasonably be withheld, before referring to the other party or any of its affiliates in any regulatory correspondence. Where reasonably practicable, each party will be given the opportunity to have a representative present during an FDA or regulatory inspection. Each party, however, acknowledges that it may not direct the manner in which the other party fulfills its obligations to permit inspection by governmental entities.

    Each party agrees that, during an inspection by the FDA or other regulatory authority concerning any Study or Project of Sponsor in which PPD is providing Services, it will not disclose information and materials that are not required to be disclosed to such agency without the prior consent of the other party, which consent shall not unreasonably be withheld. Such information and materials include, but are not limited to, the following:

         (a) financial data and pricing data (including, but not limited to, the budget and payment schedule); and

         (b) personal data (other than data relating to the qualification of technical and professional persons performing functions subject to the regulatory requirements).

19. DEBARMENT.
    ----------

    19.1 PPD hereby certifies that it has not been debarred, and has not been convicted of a crime which could lead to debarment, under any applicable law, rule or regulation, as amended. In the event that PPD or any of its officers, directors, employees or agents under contract to perform services under a Project Addendum with Sponsor becomes debarred or receives notice of action or threat of action with respect to its debarment, PPD shall notify Sponsor immediately, and Sponsor shall have the right to immediately terminate this Agreement pursuant to Article 4.

     19.2 PPD hereby certifies that it has not utilized, and will use its reasonable best efforts not to utilize, the services of any individual or entity in the performance of services under this Agreement or any Project Addendum that has been debarred or that has been convicted of a crime that could lead to debarment under any applicable law, rule or regulation, as amended. In the event that PPD receives notice of the debarment or threatened debarment of any such individual or entity,

--------------------------------------------------------------------------------

                                                       Master Services Agreement
--------------------------------------------------------------------------------

PPD shall notify Sponsor immediately, and Sponsor shall have the right to immediately terminate this Agreement pursuant to Article 4.

20.  NOTICES.
     --------

     Any notice required or permitted to be given hereunder by either party hereunder shall be in writing and shall be deemed given on the date received if delivered personally or five (5) days after the date postmarked if sent by registered or certified mail, return receipt requested, postage prepaid to the following address (or such other address or addresses of which a party shall have given written notice to the other):

     If to PPD:          PPD Development, LLC
                         3151 17th Street Extension
                         Wilmington, North Carolina 28412
                         Attention: CEO
                         Tel: (910) 251-0081
                         Fax: (910) 762-5820

     If to Sponsor:      Introgen Therapeutics, Inc.
                         301 at Congress Avenue
                         Suite 1850
                         Austin, Texas 78701
                         Attention: President
                         Tel: (713) 797-9960
                         Fax: (713) 797-9913

21.  GOVERNING LAW.
     --------------

     This Agreement and the rights and obligations of the parties hereunder shall be governed by the laws of the State of Texas, without regard to conflict-of-law principles.

22.  SEVERANCE.
     ----------

     If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect from which no appeal can be taken, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. In such case, the parties shall in good faith modify or substitute such provision consistent with the parties' original intent.

23.  WAIVER.
     -------

     Waiver or forbearance by either party or the failure by either party to claim a breach of any provision of this Agreement or exercise any right or remedy provided by this Agreement or applicable law, shall not be deemed to constitute a waiver with respect to any subsequent breach of any provision hereof.

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                                                                         Page 13
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                                                       Master Services Agreement
--------------------------------------------------------------------------------

24.  CHANGES AND MODIFICATION.
     -------------------------

     No changes or modifications of this Agreement or any Project Addendum shall be deemed effective unless in writing and executed by the parties hereto.

25.  ASSIGNMENT.
     -----------

     This Agreement and any Project Addenda may not be assigned by PPD without the prior written consent of the Sponsor.

26.  ENTIRE AGREEMENT.
     -----------------

     This Agreement (including the Project Addenda) represents the complete and entire understanding between the parties regarding the subject matter hereof and supersedes all prior negotiations, representations or agreements, either written or oral, regarding this subject matter.

27.  COUNTERPARTS.
     -------------

     This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

     IN WITNESS THEREOF, this Agreement has been executed by the parties hereto through their duly authorized officers as of the date set forth above.

PPD DEVELOPMENT, LLC                         INTROGEN THERAPEUTICS, INC.

By: /s/ Paul S. Covington, M.D.             By: /s/ J. David Enloe, Jr.
   --------------------------------             ------------------------------

Name: Paul S. Covington, M.D.                Name: J. David Enloe, Jr.
     ------------------------------               ----------------------------

Title: Sr. V.P. Medical Affairs/CSO          Title: V.P. Operations
      -----------------------------                ---------------------------


Approved
MC 12/17/01
PPD CONTACTS


--------------------------------------------------------------------------------
                                                                         Page 14

                                                                      [*]

                                PROJECT ADDENDUM

     This agreement ("PROJECT AGREEMENT") made this 1st day of September 2001 by and between Introgen Therapeutics, Inc., with its principal executive offices located at 301 at Congress Avenue, Suite 1850, Austin, Texas 78701, USA ("SPONSOR"), and PPD Development, LLC, a Texas limited liability company with its principal executive offices located at 3151 17th Street Extension, Wilmington, North Carolina 28412, USA along with its affiliate PPD Global Ltd (collectively "PPD").

     WHEREAS, a Master Services Agreement ("Agreement") by and between PPD and Sponsor was executed July 20, 2001; and

     WHEREAS, pursuant to Section 1 of the Agreement the parties now enter into this Project Addendum for the purposes of setting forth the responsibilities and obligations of the parties in regards to conducting certain clinical research programs entitled "A Phase III, Multicenter, open-label, randomized study to compare the overall survival and safety of bi-weekly intratumoral administration of RPR/INGN 201 vs. weekly methotrexate in patients with refractory squamous cell carcinoma of the head and neck" and "A Phase III, Multicenter, open-label, randomized study to compare the effectiveness and safety of intratumoral administration of RPR/INGN 201 in combination with chemotherapy vs. chemotherapy alone in patients with recurrent squamous cell carcinoma of the head and neck" ("Study") under Sponsor's protocols #T301 and T302 ("Protocol") which are incorporated herein by reference.

     NOW, THEREFORE, for good and valuable consideration contained herein, the exchange, receipt and sufficiency of which are acknowledged, the parties agree as follows:

1. SERVICES.
   ---------

     PPD shall perform services as required in the Protocol and in the Services section of this Project Addendum attached as Exhibit A.1 through A.5.

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                                                               Project Addendum
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2. COMPENSATION AND PAYMENT.
   -------------------------

     2.1 - Compensation - For its performance under this Project Addendum, PPD shall be compensated in the manner and in the amounts set forth on Exhibit B attached hereto. Costs labeled "fixed" on Exhibit B are fixed costs per unit, and PPD will be compensated for such costs in the amount of the Cost Per Unit times the total number units of such item (as described on Exhibit B) actually used or consumed. Costs labeled "variable" on Exhibit "B" are monthly charges and will be in the same amount each month throughout the term of the agreement. Costs labeled "direct" costs on Exhibit "B" represent compensation to PPD for services of all of its personnel involved in the study and includes all overhead and other costs and expenses of PPD in connection with the study, such as, for example, long distance telephone charges photocopying, shipping and courier charges, and all other expenses whatsoever, except for those categorized as "pass-through costs" on Exhibit "B", and except that in connection with services provided outside the United States of America, PPD will also pass through its out-of-pocket expenses paid to third parties for such items as long distance telephone, shipping, outside copying, courier charges, etc.

The costs categorized as "pass-through costs" on Exhibit "B" represent PPD's estimates of out-of-pocket expenses related to each of the activities set forth thereon. For items such as travel, transportation, hotel, meals, and other similar expenses, PPD will be reimbursed for [*] in accordance with PPD's travel policy attached hereto as Exhibit "D", and in accordance with section 3.3 of the Agreement. Thus, it is estimated that PPD's aggregate compensation based on the estimates of fixed and variable costs set forth on Exhibit B, will approximate [*], of which [*] will be direct costs, and of which [*] will constitute pass-through costs. Such estimated compensation for direct costs is subject to performance-based adjustment as provided in Section 2.2 below.

The parties understand and agree that the enrollment rates and the number of sites to be contracted with herein are good-faith estimates only and PPD shall exercise all reasonable diligence to meet enrollment and site sign-up expectations.

Should a change in any of the key study parameters, e.g., number of sites, number of patients, number of CRF pages, number of statistical tables or listings, study timeline or protocol design result in an increase or decrease in the study budget, such financial implications will be summarized in writing and subject to prior written approval by Sponsor. The parties agree to mutually review all such estimates at least quarterly during the term of this Agreement, and to revise the budget set forth on Exhibit "B" in the event of material changes in such estimates, PPD acknowledges that Introgen is conducting studies of the identical drugs in other countries using clinical research organizations other than PPD. The estimates of a number of sites, number of patients, number of CRF pages, etc. estimated herein is based, in part, upon Introgen's estimates of such activities in other countries. Should Introgen enroll sites and/or patients more quickly or in larger numbers in such other countries, the number of sites and patients needed which are the subject of this Project Addendum will decrease, which may result in a reduction of direct and pass-through costs payable to PPD hereunder.


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                                                                         Page 2

                                                                Project Addendum
--------------------------------------------------------------------------------

The indirect reimbursable costs are estimated and may vary as circumstances require.

2.2  Performance-based Adjustments

     (a) The compensation otherwise payable to PPD hereunder (referred to as "direct costs" on Exhibit "B"), is subject to adjustment of up to [*] upwards based upon PPD's performance in meeting [*] pre-determined milestones described on Exhibit "C" attached hereto. With respect to each of milestone numbers [*] through [*], PPD's direct costs will be increased by [*] if the milestone is met. With respect to the [*] milestone, the fixed direct costs will be increased by [*] if the milestone is met.

     (b) In addition, PPD can earn further additional compensation by meeting [*] or more of [*] additional milestones. PPD will be paid (i) [*] of total direct costs, not to exceed [*], of additional compensation if at least [*] patients are enrolled in the T301 study on or before [*], and (ii) another [*] of total direct costs, not to exceed [*] of additional compensation if at least [*] patients are enrolled in the T302 study on or before [*], and
     (iii) another [*] of total direct costs, not to exceed [*] of additional compensation if at least [*] patients are enrolled in the T301 study on or before [*], and (iv) another [*] of total direct costs, not to exceed [*] of additional compensation if at least [*] patients are enrolled in the T302 study on or before [*]. To be counted for purposes of these payments, a patient must be enrolled in the study at a site in the [*] or [*] contracted with and monitored through the efforts of PPD under this Project Addendum, and must have received at least [*] treatment of the study drug.

     (c) The above notwithstanding, all performance-based compensation described in Sections 2.2.(a) and (b) will be first allocated and paid directly to [*] working on this project in an amount up to [*], as determined by Introgen, in its sole discretion [*]. Upon completion of the project, [*] will be allocated and paid to [*], and other PPD personnel, all as mutually determined by Introgen and PPD, as a bonus award for unusual efforts and success in reaching milestones set out in this Project Addendum. These payments will constitute compensation to such [*] from PPD. This provision is solely for the benefit of the parties hereto and is not enforceable by any [*].


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                                                                          Page 3

                                                                Project Addendum
--------------------------------------------------------------------------------

     (d) Failure to meet milestones will not, in itself, constitute default by PPD under this Project Addendum, but will result in failure to earn additional compensation described above. Such failure to earn additional compensation in the event of failure to meet one or more milestones will apply without regard to whether there is fault of PPD or Introgen or any other event or occurrence, including force majeure as defined in Paragraph 16 of the Agreement, and without regard to any other defense or excuse on the part of PPD. The performance-based adjustments are intended to provide an incentive to PPD and its personnel to go beyond what is normally expected in attempting to reach the milestone and to provide rewards in the event milestones are reached. The performance-based adjustments are agreed to in recognition that the timely completion of the tasks will add value to Introgen's business, and is not intended as a penalty for non-performance or default.

     2.3 - Payment - Payment for the direct and pass-through costs will be made according to the budget and payment schedules attached as Exhibit "B". There will be no increase in direct or pass-through costs over those provided in the budget set forth on Exhibit B unless those increases are first approved in writing by an officer of Introgen at the level of Vice President or higher. PPD shall invoice Introgen monthly for all compensation earned and pass-through costs incurred for that month. All invoices shall be payable within 30 days of receipt. Further, PPD shall invoice Introgen for all additional performance-based compensation earned by meeting one or more milestones described in Section 2.2 when all of PPD's services under this Project Addendum are completed or after this Project Addendum is terminated without default by PPD, which invoices will also be paid within 30 days of receipt.

     2.3 - Payments to PPD shall be made to:

               FOR [*]                        FOR [*]
               ---------------------          ----------
               [*]                            [*]


or if wired:   [*]


3.   STANDARD OPERATING PROCEDURE
     ----------------------------

     PPD shall conduct the Study according to Section 2.1 of the Agreement. Upon mutual agreement in writing, the parties may conduct the Study under Sponsor's standard operating procedures. In such case, Sponsor shall provide prompt and reasonable training to any PPD personnel subject to such SOPs at Sponsor's expense.


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                                                                Project Addendum
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4.   TERM AND TERMINATION.
     ---------------------

     The term of this Project Addendum shall commence on the Effective Date and end upon the completion of Services unless otherwise terminated in accordance with the Agreement.

5.   INCORPORATION BY REFERENCE/CONFLICT OF TERMS.
     ---------------------------------------------

     The terms and conditions of this Project Addendum and Exhibits hereto are hereby incorporated into and made a part of the Agreement. To the extent any terms contained in an Exhibit hereto conflict with this Project Addendum, the terms of this Project Addendum shall control. In the event of any inconsistency between the Agreement, the Project Addendum and the Protocol, the terms of the Protocol shall govern first, followed by the Project Addendum and then by the Agreement unless otherwise specified.

6.   MODIFICATIONS.
     --------------

     Any changes to this Project Addendum or its Exhibits shall be documented by written Amendments upon approval by both parties and shall be attached hereto. No Amendment will bind Introgen unless it is signed by an Introgen officer at the level of vice president or higher.




Remainder of this page intentionally left blank


















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                                                                          Page 5
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                                                                Project Addendum
--------------------------------------------------------------------------------

7.   NOTICES.
     --------

     Persons set forth below shall have the authority to make executive decisions regarding this contract. Any notice required or permitted to be given hereunder by either party hereunder shall be in writing and shall be deemed given on the date received if delivered personally or by fax or five (5) days after the date postmarked if sent by registered or certified U.S. mail, return receipt requested, postage prepaid to the following address:

     If to PPD:          PPD Development, LLC
                         3151 17th Street Extension
                         Wilmington, North Carolina 28412
                         Attention: Dr. Paul Covington
                         Tel: (910) 251-0081
                         Fax: (910) 762-5820

     If to Sponsor:      Introgen Therapeutics, Inc.
                         2250 Holcombe Blvd.
                         Houston, Texas 77030
                         Attention: Vice President, Operations
                         Tel: (713) 797-9960
                         Fax: (713) 797-9913

                         With copy to:
                         Introgen Therapeutics, Inc.
                         301 Congress, Suite 1850
                         Austin, TX 78701
                         Attention: Chief Financial Officer
                         Tel: (512) 708-9310
                         Fax: (512) 708-9311

8.   PPD GLOBAL LTD.
     ---------------

     It is noted that, although it is named as a party to the Agreement, PPD Global Ltd. did not sign the Agreement. By signing this Project Addendum, PPD Global Ltd. and PPD Development LLC ratify the Agreement, acknowledge that all time since its signature by PPD Development LLC on July 20, 2001, PPD Global Ltd. has been a party to the Agreement, and confirm that PPD Development LLC and PPD Global Ltd. are jointly and severally responsible for performance of all obligations of either of them under the Agreement and this Project Addendum.


--------------------------------------------------------------------------------

                                                                Project Addendum
--------------------------------------------------------------------------------

PPD DEVELOPMENT, LLC                         INTROGEN THERAPEUTICS, INC.
By:    /s/ Paul S. Covington, M.D.           By:    /s/ J. David Enloe, Jr.

Name:  Paul S. Covington, M.D.               Name:  J. David Enloe, Jr.

Title: Sr. VP Medical Affairs/CSO            Title: Vice President of Operations

Date:  17 December 2001                      Date:  ____________________________


PPD GLOBAL, LTD.

By:    /s/ Paul S. Covington, M.D.

Name:  Paul S. Covington, M.D.

Title: Sr. VP Medical Affairs/CSO

Date:  17 December 2001


    APPROVED
  MC 12/17/01
 PPD CONTRACTS

--------------------------------------------------------------------------------

                                                                Project Addendum
--------------------------------------------------------------------------------

                                  EXHIBIT A.1

                           [*] PROJECT CONSIDERATIONS


- PPD Development assumes that this project will be conducted according to PPD Development's Standard Operating Procedures (SOPs) and Working Practice Documents (WPDs). If Introgen chooses to use their own SOPs and WPDs, Introgen will assume responsibility for training the PPD Development team on all applicable SOPs and WPDs.

- PPD Development has assumed a monitoring frequency of [*] during the enrollment, treatment and follow-up of this trial. We have assumed approximately [*] on site for interim monitoring visits at those sites participating in either the T-301 trial or the T-302 trial. If a site is participating in both the T-301 and T-302 trials, we have assumed a [*] monitoring visit.

- PPD Development has assumed that a staff of [*] and a Project Manager (PM) will be necessary once all sites are open and enrolling until [*], at which time there will be a staff of [*]. PPD Development anticipates that the current team of [*] and [*] PM will remain on the trial until the end of [*] and then an additional [*] will be added to the team once the entire group of sites is open for enrollment.



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                                                                Project Addendum
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                             PROJECT SPECIFICATIONS

PROTOCOL TITLE:
A Phase III, Multicenter, Open-Label, Randomized Study to Compare the Overall Survival and Safety of Bi-Weekly Intratumoral Administration of RPR/INGN 201 Versus Weekly Methotrexate in Patients with Refractory Squamous Cell Carcinoma of the Head and Neck.

                              STUDY SPECIFICATIONS

Protocol Number and Compound                 T301 and T302

Introgen Contact                             [*]

PPD Development Contact                      [*]
                                             Manager, Business Development

Indication                                   Head and Neck Cancer

Program Phase                                III

Study Design                                 Open-label

Number of Enrolled/Randomized Patients       [*] Patients in T301 and [*] Patients in T302
                                             for a Total of [*]

Number of Completed Patients                 [*]

Number of Investigators                      [*]

Approximate Number of Patients Per Site      [*]

Enrollment Period                            [*] Months

Enrollment Rate                              [*] Patients/Site/Month

Type of IRB                                  Local

Duration of Patient Participation            [*] Months

Interim Monitoring Frequency                 Every [*] Months

Time on Site                                 [*] Day

Number of Initiation Visits                  [*] ([*] for T301 and [*] for T302)

Number of Interim Visits                     [*] for T301 and [*] for T302

Number of Close-Out Visits                   [*] ([*] for T301 and [*] for T302)


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                                                                Project Addendum
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     -----------------------------------------------------------------------
     Case Report Forms per Patient      [*]/Patient -- [*] Total for T301
                                        [*]/Patient -- [*] Total for T302
     -----------------------------------------------------------------------
     Unique Case Report Form            [*] for T301 and T302
     -----------------------------------------------------------------------
     Deliverable                        Lockable Database
     -----------------------------------------------------------------------



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                                                                         Page 10
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                                                                Project Addendum
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                                PROJECT TIMELINE

                           Project Milestone Periods

The program timeline is summarized in the table below.

           ACTIVITY                          DURATION*
           --------                          --------
     Enrollment Period                       [*] Months

     Treatment Period                        [*] Months

     Study Close-out                         [*] Months

     Total PPD Development Commitment        [*] Months

* Some activities may overlap




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                                                                Project Addendum
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                                 PROJECT TEAMS

-   Clinical Project Team

    Upon execution of this Project Addendum, PPD will commit [*] Project Manager and [*] clinical research Associates on a full time basis for both studies. Initially, the following individuals will occupy such positions:

               Project Manager:         [*]
               CRA:                     [*]
               CRA:                     [*]
               CRA:                     [*]
               CRA:                     [*]
               CRA:                     [*]

    Effective March 1, 2002, the number of CRAs will be increased to [*] full time individuals, with the newly added personnel to be subject to approval in writing by Introgen. The Project Manager and all of the CRAs will work full time (generally at least [*] hours per day, [*] days per week) on the Studies which are the subject of this Project Addendum, to the exclusion of work for any other PPD clients or projects. Any PPD Development employee will be removed from the project and replaced with a suitable replacement upon request by Introgen, with or without cause.

    Should the proposal assumptions change, staffing will be reviewed and modified accordingly, after appropriate discussions with Introgen, but only with Introgen's written consent. Such consent shall not be unreasonably withheld.

    European personnel will not work full time on the studies, but will be assigned by PPD at a level sufficient to complete the project in a timely manner.

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                                                                         Page 12
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                                                                Project Addendum
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                            DESCRIPTION OF SERVICES

PROTOCOL

-    PREPARATION OF PROTOCOL

     The final study protocol has been completed for this study. Introgen will be responsible for the preparation of any amendments to the final study protocol. Should assistance be required, PPD Development has an experienced team of individuals who are available to provide protocol preparation/finalization for Introgen.

-    INFORMED CONSENT

     A draft Informed Consent form containing all required elements had been reviewed and approved prior to submission to Ethics Committees by the Investigator.

CASE REPORT FORMS (CRFs)

-    CRF DESIGN

     CRFs have been designed and drafted for protocols T301 and T302. The CRFs are designed to capture all pertinent information in a format that allows for rapid review and data entry.

-    PRINT CRF

     The CRFs have been printed on NCR paper and shipped to the investigator sites prior to initiation of the study.

--------------------------------------------------------------------------------

                                                                Project Addendum
--------------------------------------------------------------------------------

SITE/INVESTIGATOR IDENTIFICATION AND QUALIFICATION

SITE/INVESTIGATOR IDENTIFICATION

PPD Development maintains an active Investigator Recruitment Database (IRDB(TM)) consisting of more than [*] investigators worldwide. The information collected on each investigator includes: site demographics, professional profile, specialty certifications, research profile, staff personnel, facilities on site, data management experience, practice setting, research experience/interest and previous clinical trial experience. Post study evaluations are also on file for investigators who have worked with PPD Development. These evaluations are completed by the study Monitor and the Project Manager. This is a dynamic database that is continually expanded and updated. It is from this database, as well as from Introgen Therapeutics, Inc. lists and other external sources, that PPD Development will derive a list of potential investigators for any particular study. PPD Development will work closely with Introgen on all aspects of identifying the most appropriate investigators.

Some of the areas of physician specialty and the number of investigators in PPD's database include: Allergy/Immunology [*]; Anesthesiology [*]; Cardiology [*]; Dermatology [*]; Endocrinology [*]; Family Practice [*]; Gastroenterology [*]; Geriatric Medicine [*]; Infectious Disease [*]; Internal Medicine [*]; Medical Oncology [*]; Neurology [*]; OB/GYN [*]; Orthopedic Surgery [*]; Pediatrics [*]; Psychiatry [*]; Surgery [*]; and Urology [*].

The type and number of practice settings include: University Hospital [*];
Other Hospital [*]; Private, Solo, Group and Multi-Specialty combined [*]; Nursing Home [*]; VA/Military [*]; TMO [*]; Study Health Center [*]; Urgent Care Center [*]; Rehabilitation Hospital/Clinic [*]; Mental Health Retardation [*]; Managed Health Care [*]; and Surgical Care [*].

PPD Development will assist in identifying investigators with a proven clinical study record in managing and overseeing this type of clinical trial. Investigators will be chosen on their ability to produce both the necessary patient population and the appropriate study staffing. Upon Introgen's approval, PPD Development will select [*] sites to participate in the study. Each site will recruit approximately [*] patients during the [*] months of anticipated enrollment, an average of [*] patients per site per month. These sites will be located in USA and ceratin European countries; however, no estimation of site distribution has been determined at this time.



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--   SELECT STUDY SITE/INVESTIGATORS

     Clinical Research Associates on the project team will conduct comprehensive, on-site visits to further evaluate the investigative site, meet with the study personnel, review the protocol, develop the patient recruitment plan, visit all the facilities required by the protocol and review any other site qualifications deemed critical to the successful completion of the study. The evaluator will then make final recommendations to the project team.

     The success of most programs is dependent upon the ability to identify the most qualified investigators who will be able to enroll a sufficient number of patients who meet criteria as specified by the study protocol and to provide quality data. PPD Development, in collaboration with Introgen, will use reasonable efforts and due diligence to ensure that each investigator selected is qualified to perform the services required.

--   SITE QUALIFICATION VISITS

     When the list of potential investigators has been compiled and passed through appropriate review by project management and Introgen, PPD Development Clinical Research Associates will begin the process of recruiting the investigators. Rigorous telephone screening of potential investigators is performed by Clinical Research Associates prior to the on-site evaluation visits to determine their interest in, and suitability for, performing the study. These telephone calls to prospective sites will allow an initial screening via assessment of critical factors such as availability, staff, facilities, patient population and clinical trial experience in the appropriate therapeutic area.

     PPD Development will perform the site qualification visits. The purpose of each visit is to assess the study facilities, the staff and the Principal Investigator for actual protocol competency. During the visit, the PPD Development project team will ensure the following:

     --   The Principal Investigator's expertise
     --   The availability of knowledgeable support staff
     --   The adequacy of the facility to conduct a clinical trial
     --   The availability of the appropriate subject population
     -- The Principal Investigator's understanding of the regulatory obligations as outlined on the FDA form 1572 or equivalent and specified by Introgen and PPD Development

     Additional site qualification visits necessary to reach the project of a total of 100 active sites will be conducted by PPD Development. Written trip reports will be prepared and submitted to Introgen within two weeks of each visit.

--   INVESTIGATOR GRANTS COORDINATION

     PPD Development will, in accordance with the investigator contract previously approved by Introgen, make all necessary payments to the investigators. Prior to payment, the Project

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     Manager will verify the patient enrollment status at the site to ensure all payments are accurate and reflective of study site activity.

PRE-STUDY ACTIVITIES

-    REGULATORY DOCUMENT COLLECTION

     PPD Development will collect, review and approve all regulatory documents required under the United States Code of Federal Regulations (CFR) or equivalent laws and regulations of each non-U.S. country for each participating investigator. Critical documents for each site include the following:

     -    Protocol agreement page

     - IRB or equivalent approval letter together with a list of IRB or equivalent members

     - Copy of the IRB or equivalent approved informed consent form to be used in the study

     -    Signed FDA Form 1572 or equivalent

     -    Curriculum vitae for the principal and sub-investigators

     -    Laboratory certification and normal values

     -    Financial Disclosure Agreements

     - Other documents required by the laws and regulations of the relevant country.

     Regulatory packets will be assembled and delivered to Introgen. Introgen shall submit all regulatory packets to the FDA or equivalent. Once the appropriate regulatory documents have been submitted to the FDA or equivalent, then Introgen will authorize shipment of the study drug to each individual site.

-    CENTRAL LABORATORY COORDINATION

     If a central laboratory is necessary for this study, it will be selected by Introgen.




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*STUDY DRUG MANAGEMENT

 Introgen will design and print labels, label and secondary package, distribute, store, perform analytical services. PPD Development will perform return accountability and destroy the study drug or return the study drug to Introgen. At the conclusion of the study or as requested, a complete accountability report will be provided to Introgen. The accountability report will contain at least the following information:

 Site # and investigator name
 Patient # and initials
 Date dispensed, quantity dispensed
 Initials of person dispensing study drug

*SPONSOR MEETINGS

 PPD Development anticipates a total of 18 Introgen Therapeutics, Inc. meetings will be held throughout this study. It is estimated that approximately three PPD Development project team members will attend these meetings. Travel costs for these meetings will be billed as Pass-through Indirect Costs. Such travel shall be conducted in accordance with PPD Development travel policy.

STUDY INITIATION

*SITE INITIATION VISITS

 PPD Development will perform an initiation visit at each site. The following areas will be reviewed with site personnel during the initiation visit:

 *Background information, including the Investigator Brochure for the study drug and/or the product package insert(s)

 *Protocol, study procedures and associated forms

 *Interim monitoring visit schedule

 *Regulatory requirements

 *Planned enrollment rates, initiation dates and completion dates

 *CRF and source documentation

 *CRF completion instructions

 *Adverse event reporting

 *Study drug accountability

 Training of all relevant site personnel will occur at this visit and on an ongoing basis throughout the trial. Introgen agrees that training shall be the primary responsibility of PPD Development.



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     A total of 111 (60+51) initiation visits will be conducted for these studies. Trip reports will be prepared within two weeks after each visit and sent to Introgen.

PROJECT MANAGEMENT

-    PROJECT MANAGEMENT

     The Project Manager's responsibilities will include managing the technical and administrative aspects of the study as defined by Introgen. The Project Manager will coordinate the organization, implementation and management of the study. In addition, the Project Manager will interact directly with the Clinical Project Director, Medical Director, Project CRAs, Compliance personnel, Data Management personnel and Biostatistics personnel (all of whom are PPD employees) to ensure the effective and timely completion of the study.

     The Project Manager will also perform the following project-specific activities:

     -    Project planning

     -    Preparation of the Study Operations Manual

     -    Coordination and assistance with personnel training

     - Coordination of the investigators' meeting, to include travel and agenda planning

     -    Provision of monthly status reports to include:

          -    Regulatory document collection
          -    Site start-up status
          -    Enrollment status
          -    Monitor visit reports
          -    Site drug inventories
          -    Serious Adverse Events (SAEs)
          -    Number of CRFs retrieved

     -    Review and sign timesheets, expense reports and travel authorizations

     - Review project staffing and utilization, travel itinerary, trip reports, external correspondence and telephone reports, internal correspondence, follow-up letters and monthly travel calendars/plans

     -    Assure all tracking logs are updated weekly by the CRAs

     - Facilitate all financial and contractual matters between Introgen and PPD Development (i.e., prepare study-specific invoices for payment at milestones met by PPD Development)



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ON-SITE MONITORING

-  ON-SITE MONITORING

   PPD Development will perform all interim monitoring visits for this study, with the exception of [*], which will be monitored by Introgen. Given the anticipated study length of [*] months per patient, an enrollment period of [*] months and a monitoring frequency of every [*] months, PPD Development will be required to perform approximately [*] interim monitoring visits of [*] duration per site. The CRA will perform the following tasks during each interim visit:

   -  Compare 100% of the CRFs to the source documents

   -  Review the CRFs and source documents for serious adverse events

   -  Resolve queries

   -  Perform drug accountability

   - Ensure appropriate signed informed consent exists for each study participant

   -  Review investigator study files for completeness

   -  Ensure investigator compliance to the study protocol


   A total of [*] interim monitoring visits will be conducted. Trip reports will be prepared and provided periodically to Introgen as agreed.


-  CLOSE-OUT VISITS

   A final close-out visit will be conducted after all subjects have completed or have been discontinued from the study and after all queries have been resolved. Each visit will include:

   -  Review and retrieval of all outstanding CRFs

   - Study drug accountability and preparation for the shipment of study drug to Introgen

   -  Review of investigator's study file for completeness

   -  Review of record retention per FDA or other regulatory requirements

   A total of [*] close-out visits will be performed for these studies. Close-out visit reports will be prepared within two weeks after each visit and sent to Introgen.


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-  TOTAL NUMBER OF SITE VISITS T301

SITE VISIT          NUMBER PER SITE          TOTAL
Qualification          [*]                       [*]
Initiation             [*]                       [*]
Interim Monitoring     [*]                       [*]
Close-Out              [*]                       [*]
TOTAL                  [*]                       [*]


-  TOTAL NUMBER OF SITE VISITS T302

SITE VISIT          NUMBER PER SITE          TOTAL
Qualification          [*]                       [*]
Initiation             [*]                       [*]
Interim Monitoring     [*]                       [*]
Close-Out              [*]                       [*]
TOTAL                  [*]                       [*]


SITE MANAGEMENT

-  IN-HOUSE SITE MANAGEMENT BY CLINICAL PROJECT TEAM

   Between monitoring visits, investigators will be called weekly to verify patient enrollment status, review study progress, answer protocol questions, discuss CRF completion and ensure the study proceeds in a timely manner. Site contact reports will become part of the investigator file located at PPD Development. Additionally the PPD Development CRAs will be responsible for:

   -  Tracking and ordering study drug and other supplies

   -  Tracking regulatory document revisions

   -  Writing trip reports

   -  Writing follow-up letters

   -  Providing query resolution

   -  Performing in-house second review of CRFs

   -  Participating in scheduled conference calls with Introgen

   - Tracking protocol violations, CRF progression at site and PPD Development and tracking of query resolution

   -  Conducting audit of investigator files at PPD Development

   -  Developing newsletter materials and distributing newsletter to sites

   PPD Development will be responsible for all follow-up on action items identified during the monitoring visits.


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-    CLINICAL REVIEW OF CRFs AND QUERY RESOLUTION

     The CRF will be forwarded to the Clinical Project Manager who will evaluate the following elements:

     - Accurate and appropriate documentation of adverse events ("AEs")
     - Overall subject study drug and protocol compliance
     - Proper identification and documentation of potential protocol deviations or violations
     - Accurate completion of inclusion/exclusion criteria
     - Accurate transcription of CRF data
     - Appropriate use of medical terminology
     - Correlation of all clinical information
     - Accuracy of any medication dosages

DATA MANAGEMENT

-    DATA MANAGEMENT PLAN

     The PPD Clinical Data Management (CDM) Project Leader/Manager will compile a Data Management Plan that describes the processes and specifications to be used in the project. This includes documentation on the data dictionaries to be used; the logic and processes for data review and validation; critical timelines and milestones; and timing and types of management reports. This Plan will be reviewed and finalized and will be updated during the course of the project.

-    DATABASE DEVELOPMENT

     The project database will be set up using PPD Development's established data management systems. PPD Development will develop the specifications for this database following a review of the protocol, CRFs and PPD Development's previous experience with the Introgen studies. Database specifications will be independently reviewed by PPD Development prior to installation. PPD Development will submit the database specifications to Introgen for approval if requested.

-    DOCUMENT MANAGEMENT

     CRFs will be forwarded from each investigational site or by the study monitors to the PPD Development Document Management team. Each CRF will be entered into a tracking system and followed throughout the entire process.

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-    DATA ENTRY

     Data entry screens will be developed based on the study CRF and database requirements. The entry of the data from each CRF into the database will take place as CRFs are retrieved, to keep the database as current as possible. All data entry discrepancies will be resolved by PPD Development Data Management staff. Reports regarding data entry status and the database will be available as needed.

-    DATA VALIDATION

     Validation (edit) checks and derivation procedures will be developed by PPD Development using PL/SQL, SQL, RPL or SAS procedures. The validation specifications will be developed taking into account the requirements of the analysis plan, a review of the protocol and general experience. The validation specifications will be forwarded to Introgen for review and approval. The results from the validation process will be reviewed and queries will be generated for resolution.

-    IMPORTING ELECTRONIC DATA

     Electronic data from central laboratories and any associated ranges will be imported and integrated into the study database. PPD Development will provide validation checks as required and issue queries as part of the data review and validation process.

-    CODING OF DRUGS AND DISEASES

     Unless otherwise requested by Introgen, PPD Development will provide the coding dictionaries required for coding adverse events and concomitant medications. WHOART and COSTART will be used to code adverse events and WHODRUG will be used to code concomitant medications. If necessary, Introgen coding dictionaries can also be used.

     PPD Development will use its ORACLE-based auto-encoding system to identify appropriate codes and insert them into the appropriate tables. The PPD Development auto-encoding system maintains a synonym dictionary so as not to compromise Introgen dictionaries. This synonym dictionary also contains multi-lingual coding translations. Efficient support of international and cross-national coding schemes is provided. Validation checks on the synonym code lists can be imposed to ensure that coding meets Introgen criteria. Coded terms can be sent to Introgen for routine review. A final clinical review by PPD Development will be conducted of all codes to ensure accuracy and consistency.


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- DATA QUERY RESOLUTION

  Queries arising from data entry, validation and dictionary coding will be reviewed and, if possible, resolved by Data Management personnel, according to the rules documented in the Data Management Plan. Where necessary, queries will be passed to CRAs for resolution or forwarded to the investigator. Review and correction of data will occur on an ongoing basis. Queries and corrections will be tracked electronically for each CRF.

- STATUS REPORTS

  PPD will provide Introgen with standard monthly status reports indicating the progress made on the project. This report can be customized to meet Introgen specifications. The report will include such information as number of patients entered, number of completed patients, number of ongoing patients and metrics on key processes.

- SPONSOR ACCESS TO DATABASE

  At Introgen's option, PPD Development will set up a link to allow Introgen browsing access to the clinical data at additional mutually agreeable costs. This access will be accomplished using secure telecommunications with specific software. This option will allow browsing of the clinical database and creation of ad hoc data reports. PPD Development will work with Introgen to set up a study specific process for the access so that the material being reviewed by Introgen is well defined.

- DATA MANAGEMENT QUALITY CONTROL

  To ensure accuracy, PPD Development will conduct a [*] verification of the CRF against the database for randomly selected [*] sample of the patients through the study. In addition, various patient listings will also be produced and reviewed to assure data quality and consistency.

- DATABASE FINALIZATION

  As required by the study and identified in the Data Management Plan, key safety and efficacy variables will be [*] reviewed. A final quality control check will be performed on [*] of the patients on the final database after all data has been entered and all queries resolved. A written report of this check will be prepared and sent to Introgen reporting discrepancies that are found.

  PPD Development will return to Introgen the database in a SAS format. The program code for data validations will remain with PPD at the conclusion of the study. CRFs and supporting documentation will be returned to Introgen at the conclusion of the project.


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-    QUALITY ASSURANCE

     PPD Development's Quality Assurance (QA) department will be informed when a database lock has occurred. In such event, QA will perform an audit to review the Quality Control (QC) procedures used during the conduct of the study to ensure that SOPs, Working Practices and project specific plans have been followed. The database error rates will be reviewed to ensure that acceptable quality as defined in the study plan have been achieved.

-    DATA TRANSFERS

     FORMAT AND TEST. PPD Development will require data transfer specifications (i.e., file layouts, formats) before initiating program development for data transfers. We recommend at least [*] preliminary transfer to test the transfer mechanism prior to the final database transfer. PPD Development will be required to transfer the study database [*] times for each project. On protocol T301, this will include [*] test transfer, [*] interim data transfer after the first [*] patients have completed [*] months on study, [*] DSMB transfer, and [*] final transfer. The interim transfers will have clean safety and efficacy data. Clean is defined as all first round queries run and updated and data is coded.

     On Protocol T302, the transfers will include [*] test transfer, [*] interim transfer after the first [*] patients have completed [*] months of treatment, [*] DSMB transfers and [*] final transfer. The interim transfers will have clean safety and efficacy data. Clean is defined as all first round queries run and updated and data is coded.

     PPD Development will provide Introgen with SAS files containing the project database along with complete documentation.

-    ALTERNATIVE TECHNOLOGIES

     PPD Development has experience with a variety of alternative technologies, (e.g., remote data capture, imaging). PPD Development welcomes further discussion of data management operational strategy to meet the needs of Introgen.



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DATA MANAGEMENT WORK FLOW

                                Data Management
                                     Set-Up

                                 CRF's Received

                                  CRF's Tracked
                                Pre-Entry Review

                             Independent Dual Entry
                                      Edit
                                  Verification

                              Execute Tag Listings
                             Resolve Discrepancies
                                  Remove Flags

                                  QC Validate
                              Manual Link Lab Data
                                     Review

                              Resolve Outstanding
                                    Queries
                            Code Drugs and Diseases

                                Merge Data Table

                                    Final QC

                             DBA Revokes Privileges
                               (Locked Database)

                             Deliver Final Database



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                             STATEMENT OF SERVICES
                                   T301/T302
The following lists the specific responsibilities assigned to Introgen (x) or PPD Development (x).

                                                                               PPD
                    TASK LIST                             INTROGEN         DEVELOPMENT
A.   PROTOCOL
1.   Design study                                           [*]                [*]
2.   Write protocol                                         [*]                [*]
3.   Approve protocol                                       [*]                [*]
4.   Prepare template informed consent                      [*]                [*]
B.   CASE REPORT FORM (CRF)
1.   Design and draft CRFs                                  [*]                [*]
2.   Finalize CRFs                                          [*]                [*]
3.   Print and bind CRFs                                    [*]                [*]
4.   Distribute CRFs to sites                               [*]                [*]
5.   Write CRF instruction guide                            [*]                [*]
C.   SITE/INVESTIGATOR IDENTIFICATION AND QUALIFICATIONS
1.   Develop list of potential sites                        [*]                [*]
2.   Select study sites/investigators                       [*]                [*]
3.   Conduct site qualification visits                      [*]                [*]
4.   Provide written site evaluation reports                [*]                [*]
5.   Discuss grant payments and contract with sites         [*]                [*]
6.   Negotiate investigator grants, LOA, LOI                [*]                [*]
7.   Prepare investigator contract                          [*]                [*]
8.   Prepare indemnification/liability statement            [*]                [*]
D.   PRE-STUDY ACTIVITIES
1.   Collect regulatory documents (CVs, IRB approval,       [*]                [*]
     FDA 1572)
2.   Obtain IRB approval                                    [*]                [*]
3.   Review and evaluate for completeness all elements      [*]                [*]
     of informed consents for all sites
4.   Contract with central laboratory                       [*]                [*]
5.   Set up project tracking system via RTMS(TM)            [*]                [*]
E.   TEST ARTICLE MANAGEMENT
1.   Supply study drug/device                               [*]                [*]
2.   Package study drug/device                              [*]                [*]
3.   Label study drug/device                                [*]                [*]
4.   Distribute study drug/device to site                   [*]                [*]
5.   Store study drug/device                                [*]                [*]
6.   Develop drug/device accountability log                 [*]                [*]
7.   Manage drug/device accountability records              [*]                [*]
8.   Perform post-study study drug/device accountability    [*]                [*]
9.   Return unused supplies/study drug/device to Introgen   [*]                [*]




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
                                                                         PPD
          TASK LIST                               INTROGEN           DEVELOPMENT
F. RANDOMIZATION SERVICES
1. Provide randomization scheme                      [*]                  [*]
2. Provide central computerized
   randomization (IVR--touch-tone system)            [*]                  [*]
3. Provide central attended randomization            [*]                  [*]
4. Provide at-site randomization envelopes           [*]                  [*]
G. COMMUNICATIONS MANAGEMENT
1. Attend project meetings                           [*]                  [*]
H. INVESTIGATORS' MEETING(S)
1. Plan investigators' meeting(s)                    [*]                  [*]
2. Prepare start-up information binders              [*]                  [*]
3. Approve start-up information binders              [*]                  [*]
4. Conduct investigators' meeting(s)                 [*]                  [*]
5. Present at investigators' meeting(s)              [*]                  [*]
I. STUDY INITIATION
1. Conduct site initiation visits                    [*]                  [*]
2. Provide and maintain training of
   site personnel                                    [*]                  [*]
3. Review source documents--CRFs,
   drug records, etc.                                [*]                  [*]
J. PATIENT RECRUITMENT
1. Develop and execute advertising plan              [*]                  [*]
2. Refer potential patients to sites                 [*]                  [*]
K. PROJECT MANAGEMENT
1. provide weekly updates via RTMS(TM)               [*]                  [*]
2. Contribute study information for
   monthly newsletter                                [*]                  [*]
3. Select central laboratory                         [*]                  [*]
4. Coordinate with central laboratory                [*]                  [*]
5. Establish and maintain 24 hour SAE
   phone line                                        [*]                  [*]
6. Administer investigator payments                  [*]                  [*]
7. Develop/maintain protocol deviation
   database                                          [*]                  [*]
8. Train the project team                            [*]                  [*]
L. ON-SITE MONITORING
1. Conduct interim on site monitoring visits         [*]                  [*]
2. Review and verify 100% of available source
   documentation on all CRFs                         [*]                  [*]
3. Obtain corrections to CRFs/query
   resolution                                        [*]                  [*]
4. Review drug records                               [*]                  [*]
5. Verify investigators' compliance with
   protocol and regulatory requirements              [*]                  [*]
6. Maintain site training of personnel               [*]                  [*]
7. Conduct study close-out visits                    [*]                  [*]
8. Provide written site monitoring reports           [*]                  [*]

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
                                                                               PPD
                    TASK LIST                             INTROGEN         DEVELOPMENT
M.   SITE MANAGEMENT
1.   Maintain phone log of clinical questions                 [*]              [*]
2.   Maintain phone log of questions regarding CRFs/logistics [*]              [*]
3.   Participate in scheduled conference calls                [*]              [*]
4.   Provide document control of CRFs - log, track, archive   [*]              [*]
5.   Perform clinical review of CRFs                          [*]              [*]
6.   Perform records management                               [*]              [*]
7.   Enter and verify data                                    [*]              [*]
N.   DATA MANAGEMENT SET-UP
1.   Design data collection system                            [*]              [*]
2.   Develop data collection system                           [*]              [*]
3.   Validate data collection system                          [*]              [*]
4.   Design data cleaning system                              [*]              [*]
5.   Develop data cleaning system                             [*]              [*]
6.   Validate data cleaning system                            [*]              [*]
7.   Provide drug dictionary                                  [*]              [*]
8.   Provide adverse event dictionary                         [*]              [*]
O.   DATA ENTRY
1.   Initial review of CRFs                                   [*]              [*]
2.   Document management of CRFs - log, track, archive        [*]              [*]
3.   Enter and verify data                                    [*]              [*]
P.   DATA MANAGEMENT
1.   Run data cleaning system                                 [*]              [*]
2.   Resolve queries generated                                [*]              [*]
3.   Document corrections to CRFs                             [*]              [*]
4.   Perform data management audits                           [*]              [*]
5.   Code concomitant drugs                                   [*]              [*]
6.   Code adverse events                                      [*]              [*]
7.   Integrate/merge electronic data                          [*]              [*]
Q.   DATA TRANSFERS
1.   Format data according to Introgen format (SAS datasets)  [*]              [*]
2.   Test data transfer                                       [*]              [*]
3.   Interim analysis data transfer(s)  Number: 1             [*]              [*]
4.   Final data transfer                                      [*]              [*]



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                                     [*]

                    PROJECT SPECIFICATIONS FOR T-301 & T-302

The following key assumptions have been used to provide costs for Introgen. These are based on the previous communication with PPD Development and Introgen, our experience with the studies PPD Development is performing in [*] and our best estimates based on our extensive experience in performing and managing clinical studies.

Should any details change then PPD Development will review and amend these budgets as appropriate.


GENERAL ASSUMPTIONS

STUDY                                         T-301                    T-302
Number of Screened Patients                    [*]                      [*]
Number of Patients Entering trial              [*]                      [*]
Number of Evaluable Patients                   [*]                      [*]
Participating Countries/Sites
                                               [*]                      [*]
This is just a basic assumption at             [*]                      [*]
present and will be updated when               [*]                      [*]
information is available                       [*]                      [*]
Number of CRF pages per Enrolled
Patient*                                       [*]                      [*]
Number of CRF pages per Screened
Patient                                        [*]                      [*]
Investigators' Meeting                         [*]                      [*]
Enrolment Period                               [*]                      [*]
Treatment Period                               [*]                      [*]
Number of Patient visits                       [*]                      [*]
Number of Client Meetings
Includes pre June tel conf and                 [*]                      [*]
hand over meeting
Number of Project Team Meetings
Include 2 day monitors meeting                 [*]                      [*]
Number of Conference Calls                     [*]                      [*]


* PPD Development understand that total number of CRF pages is [*] has been used to account for the high patient death rate that will affect the patient completion rate.


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CLINICAL/MEDICAL ASSUMPTIONS

We have assumed that all sites will require either a hand-over site visit with the Introgen CRA and in some cases this will be the site initiation visit. PPD Development will be negotiating and coordinating Investigator payments. No investigator meetings will be required for either study for the purpose of this costing. PPD Development would be happy to provide costs for investigator meetings later should Introgen wish to hold further meetings.

STUDY                                   T-301                    T-302
Number of protocol
summaries/ICON Translations              [*]                      [*]
Number of Sites Identified               [*]                      [*]
Number of Pre-study evaluation
visits                                   [*]                      [*]
Number of Initiation/Hand-Over
Visits                                   [*]                      [*]
Interim Monitoring Frequency             [*]                      [*]
Total Number of Interim Visits/
site                                     [*]                      [*]
Duration of Monitoring visit (Av.)       [*]                      [*]
Number of Close-Out Visits               [*]                      [*]
% Source Data Verification               [*]                      [*]
Number of QA Site Audits                 [*]                      [*]
Anticipated Number of SAEs               [*]                      [*]
Frequency of Investigator
Payments                                 [*]                      [*]




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                                PROJECT TIMELINE

The program timeline is summarized in the table below;

               ACTIVITY                 TIMETABLE                   TIMETABLE
                                          T-301                       T-302
Start of PPD Activity                      [*]                         [*]

Study Hand Over Meeting                    [*]                         [*]

Enrollment Period                          [*]                         [*]
                                                                       [*]
Treatment/Follow-up                        [*]                         [*]
Period

Site Close-Out Visits                      [*]                         [*]

TOTAL PPD DEVELOPMENT
COMMITMENT                                 [*]                         [*]


These timelines are subject to:

- Introgen providing all the necessary documentation and information in sufficient time for the hand-over process to begin [*].

- Patient recruitment rates correspond with Introgen's expectations as per the study designs.

PPD Development will review all timelines during the study and should any situation arise that may compromise these timelines, PPD Development, with Introgen's consent, may revise them or take further actions as necessary to successfully complete the study to Introgen's satisfaction.



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                             STATEMENT OF SERVICES


The following lists the specific responsibilities assigned to Introgen (x) or PPD (x).

                    ACTIVITY                              INTROGEN             PPD
                                                                           DEVELOPMENT
STUDY SET-UP
A.   REGULATORY AFFAIRS
1.   Prepare Core Dossier                                   [*]                 [*]
                                                            [*]                 [*]
2.   Prepare, review and submit appropriate country         [*]                 [*]
     specific filings                                       [*]                 [*]
3.   Prepare Investigator Brochure                          [*]                 [*]
B.   STUDY DOCUMENTS
1.   Write and Approve Protocol                             [*]                 [*]
2.   Translate Protocol into appropriate languages          [*]                 [*]
     when necessary                                         [*]                 [*]
3.   Prepare template informed consent                      [*]                 [*]
4.   Translate informed consent into appropriate
     local languages                                        [*]                 [*]
5.   Provide specifications for CRF design                  [*]                 [*]
6.   Design CRF                                             [*]                 [*]
7.   Review CRF                                             [*]                 [*]
8.   Print and bind CRF                                     [*]                 [*]
9.   Write CRF instruction guide                            [*]                 [*]
10.  Distribute CRF to sites                                [*]                 [*]
C.   SITE IDENTIFICATION AND QUALIFICATION
1.   Develop list of additional potential sites             [*]                 [*]
                                                            [*]                 [*]
2.   Conduct pre-study qualification visits                 [*]                 [*]
3.   Negotiate investigator grants                          [*]                 [*]
4.   Administer investigator payments                       [*]                 [*]
5.   Prepare indemnity/liability statement                  [*]                 [*]
D.   RANDOMISATION
1.   Provide randomisation schedule                         [*]                 [*]
2.   Arrange for provision of randomisation materials       [*]                 [*]
E.   CENTRAL LABORATORY
1.   Identify central laboratory if applicable              [*]                 [*]
2.   Contract with central laboratory                       [*]                 [*]
3.   Resolve issues with central laboratory                 [*]                 [*]
4.   Administer payments to central laboratory              [*]                 [*]
F.   CLINICAL TRIAL SUPPLY MANAGEMENT
1.   Supply, package and label study drug                   [*]                 [*]
2.   Secondary labeling                                     [*]                 [*]
3.   Distribute study drug to sites                         [*]                 [*]
4.   Perform post-study drug accountability                 [*]                 [*]
5.   Return unused study drug to sponsor                    [*]                 [*]
6.   Distribute miscellaneous clinical supplies to site     [*]                 [*]



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
    G.   INVESTIGATOR MEETING
    1.   Organise and conduct investigator meeting            [*]               [*]
    2.   Prepare start-up information binders                 [*]               [*]
    3.   Approve start-up information binders                 [*]               [*]
    4.   Attend investigator meeting                          [*]               [*]
    5.   Present at investigator meeting                      [*]               [*]
    H.   ETHICS COMMITTEE APPROVAL AND SITE INITIATION
    1 .   Collect essential documents                         [*]               [*]
    2.   Obtain IEC approval                                  [*]               [*]
                                                              [*]               [*]
    3.   Conduct site initiation/hand-over visits             [*]               [*]
    4.   Provide training of site personnel                   [*]               [*]
    STUDY CONDUCT
    I.   ON-SITE MONITORING
    1.   Conduct interim on-site visits                       [*]               [*]
    2.   Review and verify available source documentation
    on all CRFs                                               [*]               [*]
    3.   Obtain corrections to all CRFs/query resolution      [*]               [*]
    4.   Review drug records                                  [*]               [*]
    5.   Verify investigators compliance with protocol
    and regulatory requirements                               [*]               [*]
    6.   Maintain training of personnel at study sites        [*]               [*]
    J.   SITE MANAGEMENT
    1.   Maintain phone log of clinical questions             [*]               [*]
    2.   Maintain phone log of questions regarding
    CRFs/logistics                                            [*]               [*]
    3.   Control of CRFs - log, track and archive             [*]               [*]
    4.   Make regular contact with site between visits        [*]               [*]
    K.   PROJECT MANAGEMENT
    1.   Provide regular updates to Sponsor via RTMS          [*]               [*]
    2.   Develop/maintain protocol deviation database         [*]               [*]
    3.   Provide on-going project team training               [*]               [*]
    4.   Review investigator payments                         [*]               [*]
    5.   Administer investigator payments                     [*]               [*]
    6.   Participate in client meetings                       [*]               [*]
    7.   Participate in team meetings                         [*]               [*]
    8.   Participate in conference calls                      [*]               [*]
    L.   MEDICAL MONITORING AND PHARMACOVIGILANCE
    1.   Conduct all Pharmacovigilance*                       [*]               [*]
    2.   Perform serious adverse event investigation          [*]               [*]
    3.   Write SAE patient narratives                         [*]               [*]
    M.   SITE CLOSE-OUT
    1.   Conduct study close-out visits                       [*]               [*]
    QUALITY ASSURANCE
    1.   In-house file audits                                 [*]               [*]
    2.   Study site audits                                    [*]               [*]


* - Time and material rates are included in the grids below but will be discussed in the Consulting Agreement.

** - Full specifications to follow in a contract modification.

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                                  EXHIBIT A.2

                                 [*] REGULATORY

     Personnel.   The Services shall be performed by PPD under the direction of
[*] and [*] or such other employee acceptable to Introgen as PPD may from time to time designate.

     This service will be performed on a Time and Materials basis.

                              STATEMENT OF SEVICES

STUDY SET-UP                                   INTROGEN              PPD
REGULATORY AFFAIRS
1. Prepare Core Dossier                          [*]                  [*]
2. Prepare, review and submit appropriate
   country specific filings                      [*]                  [*]
3. Prepare Investigator Brochure                 [*]                  [*]
ETHICS COMMITTEE APPROVAL AND SITE INITIATION

1. Collect essential documents                   [*]                  [*]
2. Obtain IEC approval                           [*]                  [*]
4. Conduct hand-over visits at Introgen
   affiliate HQ                                  [*]                  [*]
5. Conduct additional set up visits to ensure
   maximized recruitment at site.*               [*]                  [*]

*Additional visits should be approved by Introgen in advance






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                                  EXHIBIT A.3

                                 [*] REGULATORY

     Introgen agrees to engage PPD to provide consulting services as described in the Scope of Work listed below, and PPD agrees to provide such services.

     PPD agrees to comply with all regulations, laws and Introgen policies applicable to the services to be performed under this Agreement, including without limitation Introgen's Business Conduct Policy, which is enclosed for reference. Further, PPD shall inform any of its employees providing services to or on behalf of Introgen that they must abide by such regulations, laws and policies and PPD shall obtain their written agreement to comply.

     This Regulatory component shall commence as of [*], and shall continue through [*], unless further extended in writing.

     Introgen shall pay PPD as follows for professional fees:

     Regulatory Administrative Assistant     [*]
     Regulatory Affairs Specialist           [*]
     Manager, Regulatory Affairs             [*]
     Associate Director, Regulatory          [*]
     Director, Regulatory Affairs            [*]

     Said billing rates of PPD shall be in effect for the [*] first set forth herein and shall be subject to change on a [*] basis.

     Fees for services for the duration of this agreement will be billed on a time and materials basis and are not expected to exceed [*] (based on original contract of [*] plus an additional [*] covered in an amendment with an effective date of [*].

     In addition, Introgen shall reimburse PPD for actual expenses of pre approved air travel (not in excess of the fares for air journeys reimbursed to employees of Introgen), car fare (if for a personal car, not in excess of the per mile rate reimbursed to employees of Introgen), and living expenses reasonably incurred for travel necessary in connection with the performance of the PPD's services and for reasonable out-of-pocket expenses such as telephone, facsimile and reproduction expenses. Any expenses other than nominal out-of-pocket expenses must be approved in advance by Introgen. At the end of [*] during the existence of this Agreement, PPD shall submit an itemized list of his expenses, if any, for the month, together with adequate documentation, and the Introgen shall remit his fee and reimbursed expenses within [*] days thereafter.



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                                                                Project Addendum
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                                 Scope of Work

Under this agreement, PPD will act as the official correspondent to the FDA for BB-IND 6165 and BB-IND 6026, and perform IND maintenance for these INDs including those activities under 21 CFR 312.30, 312.31, 312.32, 312.33, 312.40,
312.47, and 312.50. Both paper and electronic copies of all regulatory correspondence and submissions to the FDA will be provided to Introgen. PPD will attend team meetings and may perform additional tasks, at the written request of Introgen, on an as needed basis.

In addition, PPD will prepare and submit site documents and report serious adverse events to the NIH. Other submissions to the NIH, including points-to-consider document's, and annual reports will also be prepared by Introgen. Both paper and electronic copies of all correspondence and submissions to the NIH will be provided to Introgen.



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                                  EXHIBIT A.4

                          IVRS PROJECT SPECIFICATIONS

The following are assumptions that PPD has used to calculate our cost proposal. Should any of these assumptions change, PPD reserve the right to review the budget and make any relevant amendments if appropriate.


Protocol Number                         [*]            [*]

Number of Randomized Patients           [*]            [*]

Participating Countries/Sites           [*]            [*]

Language of Script and Prompt           [*]            [*]

Language of IVRS system                 [*]            [*]
& Randomization Notification

Number of Users                         [*]            [*]

Enrolment Period                        [*]            [*]

Number of Treatment Groups              [*]            [*]

Level of Support                        [*]            [*]


[*]

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                                                                Project Addendum
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                                        EXHIBIT A.5

* MEDICAL AFFAIRS AND PHARMACOVIGILANCE (MA/PVG)

The following PPD Medical Affairs/Pharmacovigilance (MA/PVG) services and costs are based on the information available to date. We have assumed additional discussions may be required to finalize the specific activities needed for this project.

Investigator sites will report serious adverse events (SAEs) to PPD's MA/PVG group. Introgen's physician will be responsible for medical review of SAEs and consulting with investigator sites and project team members. PPD will notify Introgen of SAE's within one business day of receipt of SAE report. Introgen will be responsible for providing the final causality/reportability assessment. The MA/PVG group will obtain requested SAE follow-up information from investigator sites, and will work in concert with the clinical project team to resolve SAE related queries prior to the final clinical database lock.

Each SAE will be billed on a per event basis of [*] per SAE (subject to a [*] inflation increase each year). SAE's which are reported to PPD, processed, and subsequently downgraded to "not serious" will be included in the total number of SAEs and billed accordingly.

Costs associated with narrative production, the set-up and maintenance of a SAE database utilizing Clintrace(TM) software, the participation of a PPD Development physician in an investigator meeting, MA/PVG review of lab data, or AE listing and coding review are not included in this proposal. If Introgen request PPD manage these tasks, cost can be provided under separate cover.

The MA/PVG group will submit to Introgen on a routine basis a SAE tracking report which contains a listing of all SAEs received and the current status of those SAEs. Upon request, any additional reports will be discussed with Introgen and the costs for those reports submitted under separate cover.

PPD will be responsible for the submission of expedited safety reports to the appropriate regulatory agencies. Each submission will be billed at [*] for submission to the first country and [*] for each subsequent country.

All translation expenses (verbal or written) will be considered pass through costs and billed accordingly.


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Actual costs to provide MA/PVG services will depend upon the nature, extent and frequency of FDA inquiries regarding the safety reports as well as the extent and frequency of document revisions requested by Introgen. For this reason, MA/PVG costs provided within this budget may need to be negotiated on an annual basis. Additionally, extensive follow-up requested by the Introgen or regulatory agencies beyond that included in this proposal will be billed at time and materials.


   TASK LIST                                            INTROGEN          PPD
V. SAFETY (MEDICAL AFFAIRS/PHARMACOVIGILANCE)
1. Receive and process SAEs from investigator sites.      [*]             [*]
2. Medically review SAE reports and final preliminary     [*]             [*]
   causality assessment statements/reportability
3. Maintain 24-hour Phone Line for reporting SAEs         [*]             [*]
4. Provide medical consultation to investigator sites     [*]             [*]
   and project team (24-hour Medical coverage)
5. Write SAE narratives                                   [*]             [*]
6. Submit expedited safety reports to appropriate         [*]             [*]
   regulatory agencies.
7. Maintain SAE database                                  [*]             [*]


ALL TRAVEL IS PASS-THROUGH


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

                                                                Project Addendum
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                                   EXHIBIT B
                                   [*] COSTS
                                      T301

                 ASSUMPTIONS                     UNIT               COST PER UNIT       COST TYPE      ESTIMATED      SUB-TOTAL
UNIT#                  UNIT LABEL                                                                     TOTAL UNITS
     [*]
[*]                  [*]                          [*]                     [*]              [*]             [*]            [*]


                 ASSUMPTIONS                     UNIT               COST PER UNIT       COST TYPE      ESTIMATED      SUB-TOTAL
UNIT#                  UNIT LABEL                                                                     TOTAL UNITS

[*]                  [*]                          [*]                     [*]              [*]             [*]            [*]






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[*]
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                                    [*] COSTS
                                      T302

                 ASSUMPTIONS                     UNIT               COST PER UNIT       COST TYPE      ESTIMATED      SUB-TOTAL
UNIT#                  UNIT LABEL                                                                     TOTAL UNITS
                  [*]
[*]                                               [*]                   [*]                [*]            [*]            [*]


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
[*]

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                                                                Project Addendum
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

[*]

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                                                                Project Addendum
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                                  [*] COSTS
                                      T301

                 ASSUMPTIONS                          UNIT             COST PER UNIT       COST TYPE      ESTIMATED     SUB-TOTAL
UNIT#                  UNIT LABEL                                                                        TOTAL UNITS

[*]                   [*]                              [*]                 [*]               [*]             [*]           [*]


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

Unit #              UNIT LABEL
     [*]


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                                   [*] COSTS
                                      T302

                 ASSUMPTIONS                          UNIT               COST PER UNIT       COST TYPE      ESTIMATED     SUB-TOTAL
UNIT#                  UNIT LABEL                                                                          TOTAL UNITS
[*]                 [*]                               [*]                      [*]              [*]            [*]             [*]

     TOTAL CLINICAL DIRECT COSTS
UNIT#                  UNIT LABEL
[*]                 [*]                               [*]                      [*]              [*]            [*]             [*]

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                                                                         PAGE 48
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                                   UNIT LABEL

   [*]
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                                        EXHIBIT C

Milestone Descriptions:

[*]



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                                                               Project Addendum
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                                   EXHIBIT D


                                      [*]


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                                      [*]



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                                      [*]



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                                      [*]

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                                      [*]




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                                      [*]




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                                      [*]






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                                      [*]





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                                      [*]




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